Exhibit 32.2


                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of First Real Estate Investment Trust of New Jersey (the "Company") on Form 10-K for the year ended October 31, 2003 (the "Report"), I, Robert S. Hekemian, Chairman of the Board and Chief Executive Officer of the Company, do hereby certify, pursuant to 18 U.S.C.ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, 15 U.S.C.ss.78m(a) or 78o(d), and,

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: January 27, 2004                    By: /s/ Donald W. Barney
                                           -------------------------------------
                                                   Donald W. Barney
                                                   President, Treasurer and
                                                   Chief Financial Officer